EXHIBIT 10.15 - SUBSCRIPTION AGREEMENT AND WARRANT BETWEEN SCHOEMANN VENTURE CAPITAL, LLC AND POLITICS.COM, INC. DATED MARCH 22, 2000, AS AMENDED BY THAT CERTAIN LETTER AGREEMENT DATED JULY 17, 2000.

                                                    July 17, 2000

Schoemann Venture Capital, LLC
1209 Orange Street
Wilmington, DE  19801
Attn:  Rodney Schoemann, Sr., Managing Member

Dear Rodney:

         Reference is made to that certain Subscription Agreement between Schoemann Venture Capital, LLC ("SVC") and Politics.com, Inc., a Delaware corporation (the "Company") dated March 22, 2000 ("Agreement") and that certain Stock Purchase Warrant issued to SVC by the Company and evidencing the right to purchase 700,000 shares of common stock of the Company ("Warrant"). Pursuant to the Agreement SVC is entitled to 500,000 shares of the Company's common stock which are "restricted securities" within the meaning of Rule 144 under the Securities Act of 1933, as amended ("Act"). A stockholder of the Company, who the Company represents to you is not an "affiliate" of the Company, has agreed to transfer to SVC 500,000 shares of the Company's common stock which are not "restricted securities" within the meaning of Rule 144, upon receipt of which SVC's entitlement to the 500,000 shares of common stock of the Company pursuant to the Agreement will terminate.

         In addition and in consideration of the foregoing, and for other good and valuable consideration, receipt of which is acknowledged, the provisions of
Section 5(b)(i) (Registration of Shares) and 5(b)(ii) (Additional Registration Rights) are hereby terminated and SVC hereby releases the Company and its officers and directors from any claims it may have under such Sections, including without limitation, for any additional shares of common stock of the Company. Section 5(b)(iii) (Sale of Additional Investor Shares) of the Agreement is hereby amended to change the reference to "$1.00" to "$0.50". The Company is currently in final negotiations to acquire certain assets of another company whose business is related to that of the Company (the "Acquisition"). This will confirm that the agreement for the Acquisition prohibits the Company from taking any action to cause a reverse stock split prior to the first anniversary of the closing of the transaction, without the consent of Howard Baer, Kevin Baer and the other party to the Acquisition. This transaction is confidential. SVC hereby waives solely in connection with the Acquisition any rights it would have pursuant to Section 5(b)(iii) (Sale of Additional Investor Shares) and Section 5(b)(iv) (Co-sale Rights) of the Agreement as a result of the consummation of the Acquisition and related transactions. The provisions of Section 5(b)(vi) (Stock Splits) are hereby terminated and the Warrant and the related purchase rights are hereby terminated. In consideration of the foregoing and for other good and valuable consideration, receipt of which is hereby acknowledged, the Company shall issue SVC an additional 200,000 shares of Common Stock (which shall be "restricted securities"). In the event that SVC has not received the 500,000 unrestricted shares within five (5) business days of the execution and delivery of this Agreement to the Company, the Company shall issue SVC an additional 200,000 shares of Common Stock of the Company (which shall be "restricted securities").

         If you agree with the foregoing, please execute this letter agreement where indicated below and return a copy to the undersigned.

                                           Politics.com, Inc.

                                           /s/ Howard R. Baer
                                           ---------------------------------
                                           By:  Howard R. Baer, Chairman

Schoemann Venture Capital, LLC

/s/ Rodney Schoemann, Sr.
-------------------------------------------
By:  Rodney Schoemann, Sr., Managing
Member

                                          NAME: SCHOEMANN VENTURE CAPITAL, L.L.C

                             SUBSCRIPTION AGREEMENT

Politics.com, Inc.
632 Broadway
Suite 301
New York, NY  10012

Gentlemen:

The undersigned understands that Politics.Com, Inc., a Delaware corporation (the "Company"), is offering for sale up to 500,000 shares of its common stock, $0.00001 par value per share (the "Common Stock"), and a warrant to purchase up to 700,000 shares of common stock of the Company (the "Warrant"), for the Purchase Price set forth in Section 4 hereof.

The undersigned further understands that the offering is being made without registration of the Common Stock under the Securities Act of 1933, as amended (the "Securities Act"), in reliance on an exemption for transactions by an issuer not involving a public offering and further understands that the undersigned is purchasing the Common Stock without being furnished any prospectus setting forth all of the information that would be required to be furnished under the Securities Act, and understands further that the offering is being made only to "accredited investors" (as defined in Rule 501 of Regulation D under the Securities Act).

         1. SUBSCRIPTION. Subject to the terms and conditions of this Subscription Agreement (this "Agreement"), the undersigned hereby irrevocably subscribes for that number of shares of Common Stock and a Warrant to purchase that number of shares of common stock set forth in APPENDIX A hereto.

         2. ACCEPTANCE OF SUBSCRIPTION AND ISSUANCE OF SHARES. It is understood and agreed that the Company has the right to accept or reject this subscription, in whole or in part, and that this subscription is accepted by the Company only when it is signed by a duly authorized officer of the Company and delivered to the undersigned at the Closing referred to in Section 3.

         3. THE CLOSING. The closing of the purchase and sale of the Common Stock and the Warrant (the "Closing") shall take place at the offices of the Company or such other mutually acceptable place on or before March 23, 2000 or at such time and place as the Company and the undersigned shall mutually agree upon. The Company may, at its option, elect to close the purchase and sale of the shares in one or more Closings.

         4. PAYMENT. The undersigned shall make payment in the sum of Five Hundred Thousand and No/100 Dollars ($500,000.00) (the "Purchase Price"), for the Common Stock and the Warrant, less a reasonable amount necessary to cover all costs and expenses, including reasonable attorneys' and professional fees, of the undersigned incurred in connection with this Agreement. The Purchase Price shall be paid to the Company via wire transfer to the account designated by the Company. The Purchase Price, less any and all deductions therefrom as provided for herein, shall be paid in full to the Company not later than the Closing Date (as defined below).

         5. REPRESENTATIONS OF THE COMPANY. As of the date of the Closing (the "Closing Date"), the Company represents as follows:

         (a) VALID ISSUANCE. The Common Stock and the shares of common stock of the Company underlying the Warrant, when issued and paid for, will represent validly authorized, duly issued and fully paid and non-assessable shares of the Company, and the issuance thereof will not conflict with the Certificate of Incorporation or Bylaws of the Company nor with any outstanding warrant, option, call, preemptive right or commitment of any type relating to the Company's capital stock.

         (b)      OTHER REPRESENTATIONS AND AGREEMENTS.

                  (i) REGISTRATION OF SHARES. Not later than ninety (90) days following the Closing Date (the "Demand Registration Date"), the Company shall cause to become effective a registration statement under the Securities Act registering for resale all of the Common Stock and registering for issuance all of the shares of common stock underlying the Warrant. The Company will bear all registration expenses, including, but not limited to, any underwriting discounts and commissions attributable to the sale of the shares of the undersigned, of all registrations of the securities owned by the undersigned.

         If the Company intends to distribute any of the registered shares of the undersigned and/or any other shareholder and/or the Company pursuant to the underwriting and the underwriter advises the Company in writing that marketing factors require a limitation of shares to be underwritten, the number of shares of the undersigned to be included in such underwriting shall not be reduced, pro rata or otherwise, unless all other securities are first entirely excluded from the underwriting or upon receipt of the written consent of the undersigned waiving such right, which consent may be withheld for any or no reason. If despite the best efforts of the Company, the total number of shares requested by the undersigned to be registered cannot be so included, the Company shall purchase from the undersigned that number of shares which was unable to be included in the underwritten offering at the price per share received in this offering.

         If the Company shall furnish to the undersigned a certificate signed by the President of the Company providing that in the good faith judgement of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such registration statement to be filed and it is therefore essential to deter the filing of such registration statement, the Company shall have the right to defer taking action with respect to such filing for a period not to exceed ninety (90) days following the Demand Registration Date; provided, however, in the event that the Company shall fail to have a registration statement declared effective by the United States Securities and Exchange Commission ("SEC") by the Demand Registration Date for any reasons whatsoever, including pursuant to the terms of this paragraph, as compensation for the breach of the terms of this Agreement by the Company, the Company shall immediately transfer to the undersigned 200,000 shares of common stock of the Company. For each successive thirty (30) day period commencing on the Demand Registration Date that the Company does not have an effective registration statement filed with the SEC, the Company shall transfer to the undersigned an additional 200,000 shares of common stock of the Company. The Company shall not have the right to defer registration more than once in any twelve (12) month period.

                  (ii) ADDITIONAL REGISTRATION RIGHTS. The undersigned shall be entitled to unlimited "piggyback" registration rights in connection with all registrations of securities by the Company under the Securities Act or in connection with any demand registration of any shareholder of the Company (except for registrations on Form S-8 or Form S-4). The Company will bear all registration expenses, including but not limited to, all underwriting discounts and commissions attributable to the sale of the shares of the undersigned, of all piggyback registrations by the undersigned.

                  (iii) SALE OF ADDITIONAL INVESTOR SHARES. From and after the Closing Date, in the event, that the Company in any non-public offering sells any common stock at a price per share, or any warrant with an exercise price per share, that is less than $1.00, then for no additional consideration, the Company shall immediately transfer to the undersigned that number of shares of common stock of the Company equal to the difference between (1) the number of shares which would have been subscribed to hereunder, inclusive of the shares underlying the Warrant, at the lesser price per share of such subsequently sold securities and (2) the number of the shares subscribed to hereunder, inclusive of the shares underlying the Warrant.

                  (iv) CO-SALE RIGHTS. Howard R. Baer, founder, Chairman of the Board, President and Chief Operating Officer of the Company, and Kevin Baer, Vice President and member of the Board of Directors of the Company (Howard H. Baer and Kevin Baer collectively referred to for purposes of this Section 5(b)(iv) as "Grantors"), individually grant to the undersigned a right of co-sale (on a pro rata basis) such that upon notice to the undersigned of any non-public sale or disposition of shares of the Company, including any redemption by the Company, by either Grantor, the undersigned, upon written notice to such selling Grantor, shall be entitled to participate, pro rata as determined by each party's percentage ownership in the Company, in such sale of shares of the Company on the same terms and conditions as the selling Grantor.

         In the event either Grantor sells any shares in contravention of the co-sale rights of the undersigned contained herein (a "Prohibited Transfer"), the undersigned, in addition to such other remedies as may be available at law, in equity or hereunder, shall have the "put" option provided below, and Grantors, jointly, shall be bound by the applicable provisions of such option.

         In the event of a Prohibited Transfer, the undersigned shall have the right to sell to Grantors, jointly, the number of shares equal to the number of shares the undersigned would have been entitled to transfer to the purchaser hereunder had the Prohibited Transfer been effected pursuant to and in compliance with the terms hereof. Such sale shall be made on the following terms and conditions:

                           (1) The price per share at which the shares are to be sold to Grantors shall be equal to the price per share paid by the purchaser to such selling Grantor in the Prohibited Transfer. Grantors shall also reimburse the undersigned for any and all fees and expenses, including reasonable legal fees and expenses, incurred pursuant to the exercise or the attempted exercise of the undersigned's rights hereunder.

                           (2) Within ninety (90) days after the later of the dates on which the undersigned either (A) received notice of the Prohibited Transfer or (B) otherwise became aware of the Prohibited Transfer, the undersigned shall, if exercising the option created hereby, deliver to Grantors the certificate or certificates representing shares to be sold, each certificate to be properly endorsed for transfer.

                           (3)      Grantors shall, upon receipt of the
                  certificate or certificates for the shares to be sold by the undersigned pursuant to this Subsection, pay the aggregate purchase price therefore and the amount of reimbursable fees and expense in cash or by other means acceptable to the undersigned.

                  (v) MARKETABILITY. The Company shall at all times be in full and complete compliance with its reporting requirements under the Securities Exchange Act of 1934, as amended.

                  (VI) STOCK SPLITS. In order to induce the undersigned to enter into this subscription agreement and to facilitate the closing of the transaction contemplated hereby, the Company represents and warrants to the undersigned that from and after the Closing Date, the Company will not engage in any manner of reverse split without the prior written consent of the undersigned, which consent may not be unreasonably withheld.

         6. REPRESENTATIONS AND WARRANTIES OF THE UNDERSIGNED. The undersigned hereby represents and warrants to the Company and to each officer, director and agent of the Company that:

         (a) AUTHORITY. The undersigned has all requisite authority to enter into this Agreement and to perform all obligations required to be performed by the undersigned hereunder.

         (b) ACCESS TO INFORMATION. The undersigned is familiar with the business and financial condition, properties, operations and prospects to the Company. The undersigned has been furnished copies of the financial statements of the Company and all other documents requested by it and has had an opportunity to discuss the Company's business and financial condition, properties, operations and prospects with the Company's management. The undersigned has also had an opportunity to ask questions of officers of the Company, which questions were answered to his satisfaction. The undersigned understands that such discussions were intended to describe certain aspects of the Company's business and financial condition, properties, operations and prospects, but were not a thorough or exhaustive description.

         (c) REPRESENTATIONS AND WARRANTIES AS OF CLOSING. The undersigned understands that, unless it notifies the Company in writing to the contrary at or before the Closing all the undersigned's representations and warranties contained in this Agreement will be deemed to have been reaffirmed and confirmed as of the Closing, taking into account all information received by the undersigned.

         (d) RISK FACTORS. The undersigned understands that the purchase of the Common Stock involves substantial risks.

         (e) KNOWLEDGE, SKILL AND EXPERIENCE. The undersigned has such knowledge, skill and experience in business, financial and investment matters so that it is capable of evaluating the merits and risks of an investment in the Common Stock and the Warrant. To the extent necessary, the undersigned has retained, at its own expense, and relied upon, appropriate professional advice regarding the investment, tax and legal merits and consequences of this Agreement and owning the Common Stock and the Warrant.

         (f) ACCREDITED INVESTOR. The undersigned is an "accredited investor" as defined in Rule 501(a) under the Securities Act.

         (g) INVESTMENT INTENT. The undersigned is acquiring the Common Stock and the Warrant solely for its own beneficial account, for investment purposes, and not with a view to, or for immediate resale in connection with, any improper distribution of the Common Stock or the shares underlying the Warrant. The undersigned has not offered or sold any portion of its shares of the Common Stock or the shares underlying the Warrant and has no present intention of dividing its shares of the Common Stock or the shares underlying the Warrant with others or of reselling its shares of the Common Stock or the shares underlying the Warrant. The undersigned understands that the Common Stock and the shares underlying the Warrant have not been registered under the Securities Act or any state securities laws by reason of specific exemptions under the provisions thereof which depend in part upon the investing intent of the undersigned and of the other representations made by the undersigned in this Agreement. The undersigned understands that the Company is relying upon the representations and agreements contained in this Agreement (and any supplemental information) for the purpose of determining whether this transaction meets the requirements for such exemptions.

         (h) STOCK TRANSFER RESTRICTIONS. The undersigned agrees: (i) that it will not sell, assign, pledge, give, transfer or otherwise dispose of the Common Stock or the shares underlying the Warrant or any interest therein, or make any offer or attempt to do any of the foregoing, except pursuant to a registration of the Common Stock and/or the shares underlying the Warrant under the Securities Act and all applicable state securities laws or in a transaction which is exempt from the registration provisions of the Securities Act and all applicable state securities laws; and (ii) that the Company and any transfer agent or the Company shall not be required to give effect to any purported transfer of any of the Common Stock or the shares underlying the Warrant except upon compliance with the foregoing provisions.

         7. CONDITIONS TO OBLIGATIONS OF THE UNDERSIGNED AND THE COMPANY. The obligations of the undersigned to purchase and pay for the number of shares of the Common Stock specified herein and the Warrant and of the Company to sell the Common Stock and the Warrant are subject to the satisfaction at or before the Closing of the following condition precedent:

         (a) REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Company contained in Section 5 and of the undersigned contained in Section 6 shall be true and correct on and as of the Closing in all respects with the same effect as though such representations and warranties had been made on and as of the Closing.

         (b) ISSUANCE OF WARRANT. Upon acceptance of this Subscription Agreement by the Company and payment of the Purchase Price by the undersigned, the issuance of a warrant in substantially the form attached hereto as APPENDIX C.

         8. OBLIGATIONS IRREVOCABLE. The obligations of the undersigned hereunder shall be irrevocable, except with the consent of the Company, until 3:00 p.m. Central Standard Time, March 23, 2000.

         9. EQUITABLE REMEDIES. Each party hereto acknowledges that a refusal without just cause by such party to consummate the transactions contemplated hereby will cause irreparable harm to the other party, for which there may be no adequate remedy at law. A party not in default at the time of such refusal shall be entitled, in addition to other remedies at law or in equity, to specific performance of this Agreement by the party that so refused or failed to consummate the transactions contemplated hereby. In any action to enforce the terms of this Agreement, the successful party shall be entitled to recover its reasonable attorneys' fees, all costs and expenses from the party who refused or failed to perform this Agreement.

         10. WAIVER, AMENDMENT. Neither this Agreement nor any provisions of this Agreement shall be modified, changed, discharged or terminated except by an instrument in writing, signed by the party against whom any waiver, change, discharge or termination is sought.

         11. ASSIGNABILITY. Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason of this Agreement shall be assignable by the Company without the prior written consent of the undersigned. The undersigned may assign, transfer, pledge, encumber, mortgage or otherwise alienate any of the rights afforded to it hereunder and the Company shall be bound by the terms hereof to such assignee or transferee; provided, however, that any assignment, transfer, or other alienation of any right hereunder by the undersigned shall be in compliance with all federal and state securities laws.

         12. EXPENSES. The Company shall pay all actual expenses incurred in connection with this Agreement and the transactions contemplated hereby, including, but not limited to, any and all reasonable legal costs and expenses of the undersigned. In any action to enforce the terms of this Agreement, the successful party shall be entitled to recover its reasonable costs and expenses, including reasonable attorneys' fees, from the party who refused or failed to perform this Agreement.

         13. APPLICABLE LAW. This Agreement shall be governed by and construed in accordance with the federal laws of the United States of America and the laws of the State of Delaware.

         14. SECTION AND OTHER HEADINGS. The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

         15. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which together shall be deemed to be one and the same agreement.

         16. NOTICES. All notices and other communications provided for herein shall be in writing and shall be deemed to have been duly given if delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid:

         If to the Company, to it at the following address:

                  632 Broadway
                  Suite 301
                  New York, New York 10012

         If to the undersigned:

                  Schoemann Venture Capital, L.L.C.
                  1209 Orange Street
                  Wilmington, Delaware 19801

                  and

                  Rodney R. Schoemann, Sr.
                  3904 Wheat Drive
                  Metairie, Louisiana 70002

         With a copy, which shall not constitute notice, to:

                  Lock Liddell & Sapp, LLP
                  2200 Ross Avenue
                  Suite 2200
                  Dallas, Texas 75201-6776
                  Attention:  William C. Perez, Esq.
                  Fax:  (214) 740-8800
or at such other address as either party shall have specified by notice in writing to the other.

         17. BINDING EFFECT. The provisions of this Agreement shall be binding upon and accrue to the benefit of the parties and their respective successors and permitted assigns.

         18. SURVIVAL. All representations contained in this Agreement shall survive the closing of the issuance and sale of the shares of Common Stock and the Warrant.

         19. NOTIFICATION OF CHANGES. The undersigned hereby covenants and agrees to notify the Company upon the occurrence of any event before the closing of the purchase of the Common Stock pursuant to this Agreement which would cause any representation, warranty, or covenant of the undersigned contained in this Agreement to be false or incorrect.

         20. CONSTRUCTION. The parties hereto acknowledge that the parties and their counsel have reviewed this Agreement and that the normal rule of legal construction, to the effect that any ambiguities are to be resolved against the drafting party, will not be employed in the interpretation of this Agreement or any exhibits or amendments hereto.

         21. SEVERABILITY. The parties hereto intend all provisions of this Agreement to be enforced to the fullest extent permitted by law. Accordingly, should a court of competent jurisdiction determine that the scope of any provision is too broad to be enforced as written, the parties intend that the court should reform the provision to such narrower scope as it determines to be enforceable. If, however, any provision of this Agreement is held to be illegal, invalid, or unenforceable under present or future law, such provision shall be fully severable; this Agreement shall be construed and enforced as if such illegal, invalid, or unenforceable provision or by its severance, except to the extent such remaining provisions constitute obligations of another party to this Agreement corresponding to the unenforceable provision.

         22. INTERVENTION. Howard R. Baer and Kevin Baer, in their individual capacities, hereby intervene in this Subscription Agreement and each does hereby (a) acknowledge and agree that he has read this Subscription Agreement in its entirety, (b) acknowledge, agree and affirm the rights granted to the undersigned and the obligations imposed on each of them by Section 5(b)(iv) hereinabove, and (c) agree to be subject to and bound by the terms thereof.

     [The immediately following page contains the signatures of the parties]

         IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement this 27 day of March, 2000.

                                    Name:  Shoemann Venture Capital, LLC

                                    BY:/s/ Rodney R. Schoemann, Sr.
                                       ----------------------------------------
                                                 RODNEY R. SCHOEMANN, SR.
                                                 Managing Member

                                    INTERVENORS:

                                    /s/ Howard R. Baer
                                    -------------------------------------------
                                    Howard R. Baer
                                    Individually

                                    /s/ Kevin Baer
                                    -------------------------------------------
                                    Kevin Baer
                                    Individually

Accepted as of
March 22, 2000

POLITICS.COM, INC.

By:/s/ Howard R. Baer
   ----------------------------------------
     HOWARD R. BAER
     President and
     Chairman of the Board of Directors

                                   APPENDIX A

                          CONSIDERATION TO BE DELIVERED

------------------------------------------------------------- --------------------------------------------------------

                 SECURITIES TO BE ACQUIRED                            AGGREGATE AMOUNT TO BE PAID AT CLOSING
                 -------------------------                            --------------------------------------

(1)      500,000 shares of common stock                       $500,000.00 less the amount of any expenses of the
(2)      Warrant to purchase 700,000 shares of                subscriber incurred in connection with the
common stock                                                  subscription agreement
------------------------------------------------------------- --------------------------------------------------------

                                   APPENDIX B

                         ACCREDITED INVESTOR CERTIFICATE

         The undersigned Investor hereby certifies that it is an Accredited Investor as that term is defined in Regulation D adopted pursuant to the Securities Act of 1933. The specific category(s) of Accredited Investor applicable to the undersigned is checked below.

_____                      a.       any natural person whose individual net
                  worth, or joint net worth with that person's spouse, at the time of his purchase exceeds $1,000,000;

_____                      b.       any natural person who had an individual
                  income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 and has a reasonable expectation of reaching the same income level in the current year;

_____                      c.       any bank as defined in section 3(a)(2) of
                  the Securities Act of 1933, as amended (the "Act"), or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Act, whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; any insurance company as defined in section 2(13) of the Act; any investment company registered under the Investment Company Act of 1940 (the "1940 Act") or a business development company as defined in Section 2(a)(48) of the 1940 Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 ("ERISA"), if the investment decision is made by a plan fiduciary, as defined in section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000; or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

_____                      d.       any private business development company as
                  defined in section 202(a)(22) of the Investment Advisers Act of 1940;


_____                      e.       any organization described in section
                  501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

_____                      f.       any director, executive officer, or general
                  partner of the Company;

  X                        g.       any entity in which all of the equity owners
_____             are accredited investors; or

_____                      h.       any trust, with total assets in excess of
                  $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in section 230.506(b)(2)(ii) of Regulation D under the Act.

                  IN WITNESS WHEREOF, the undersigned has executed this Accredited Investor Certificate as of the ___ day of March, 2000.

                                      SCHOEMANN VENTURE CAPITAL, LLC

                                      BY:/s/ Rodney R. Schoemann, Sr.
                                         -------------------------------------
                                        Rodney R. Schoemann, Sr.
                                        Managing Member

                                   APPENDIX C

                                 FORM OF WARRANT

         NEITHER THIS WARRANT NOR THE SHARES OF STOCK ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR STATE SECURITIES LAWS. NO SALE, TRANSFER OR OTHER DISPOSITION OF THIS WARRANT OR SAID SHARES MAY BE EFFECTED WITHOUT (I) AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO UNDER APPLICABLE SECURITIES LAWS, OR (II) AN EXEMPTION FROM REGISTRATION UNDER SUCH LAWS IS AVAILABLE.

WARRANT NO.        STOCK PURCHASE WARRANT         NO. OF SHARES 700,000
-----------                                       ----------------------

                  To Subscribe for an Purchase Common Stock of
                               POLITICS.COM, INC.

         THIS CERTIFIES that, for value received, SCHOEMANN VENTURE CAPITAL, L.L.C. (together with any subsequent transferees of all or any portion of this Warrant, the "Holder"), is entitled, upon the terms and subject to the conditions hereinafter set forth, to subscribe for and purchase from POLITICS.COM, INC., a Delaware corporation (hereinafter called the "Company"), at the price hereinafter set forth in Section 2, up to 700,000 fully paid and non-assessable shares (the "Shares") of the Company's Common Stock, $0.00001 par value per share (the "Common Stock").

         1. DEFINITIONS. As used herein the following term shall have the following meaning:

         "ACT" means the Securities Act of 1933, as amended, or a successor statute thereto and the rules and regulations of the Securities and Exchange Commission issued under that Act, as they each may, from time to time, be in effect.

         2. PURCHASE RIGHTS. The purchase rights represented by this Warrant shall be exercisable by the Holder in whole or in part commencing on date thereof. The purchase rights represented by this Warrant shall expire five
(5) years from the date hereof. This Warrant may be exercised for Shares at a price of One and No/100 United States dollars (US$1.00) per share, subject to adjustment as provided in Section 6 (the "Warrant Purchase Price").

         3. EXERCISE OF WARRANT. Subject to Section 2 above and the further provisions of this Section 3, the purchase rights represented by this Warrant may be exercised, in whole or in part and from time to time, by the surrender of this Warrant and the duly executed Notice of Exercise (the form of which is attached as EXHIBIT A) at the principal office of the Company and by the payment to the Company, by check, of an amount equal to the Warrant Purchase Price per share


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multiplied by the number of Shares then being purchased or via "cashless exercise" as provided hereinafter. Upon exercise, the Holder shall be entitled to receive, within a reasonable time, but in no event later than ten (1) business days from the date of exercise, a certificate or certificates, issued in the Holder's name or in such name or names as the Holder may direct, for the number of Shares so purchased. The Shares so purchased shall be deemed to be issued as of the close of business on the date on which this Warrant shall have been exercised.

         The Company has agreed to, and does hereby covenant to, have all of the Shares registered under the Act such that upon exercise of this Warrant, the Holder shall receive the Shares free from any and all restrictions on transfer or sale, including, but not limited to, restrictions imposed by Rule 144 under the Securities Act of 1933, as amended.

         In lieu of any cash payment required hereunder, the Holder shall have the right to exercise the Warrant in whole or in part by surrendering the Warrant in exchange for the number of shares of the Company's common stock equal to (x) the number of shares as to which the Warrant are being exercised multiplied by (y) a fraction, the NUMERATOR of which is the Market price (as defined below) of the common stock less the exercise price of the Warrant being exercised, and the DENOMINATOR of which is such Market Price. The term "Market Price" means the average of the closing sale price per share of the common stock on the principal stock exchange or market on which the common stock is then quoted or traded on each of the ten (10) consecutive trading days preceding the date on which written notice of election to exercise the Warrant has been given to the Company (a "cashless exercise"). If the Holder opts for a cashless exercise of the Warrant, no other consideration shall be paid to the Company, other than surrendering the Warrant itself, nor will there be paid any commission or other remuneration to any other person or entity by the Holder. In the event that the Holder is not permitted to "tack" the holding period of the Warrant to the holding period of the common stock received upon the cashless exercise for purposes of satisfaction of the holding period requirements of Rules 144(d)(3)(ii) and 144(k) under the Securities Act of 1933, as amended, for whatever reason and there is no presently filed registration statement effective as to the shares received or to be received through the cashless exercise of this Warrant, the Company shall, upon receipt of the written request of the Holder, promptly prepare and file a registration statement with the SEC with respect to all of the shares underlying this Warrant.

         4. SHARES TO BE ISSUED; RESERVATION OF SHARES. The Company covenants that the Shares that may be issued upon the exercise of the purchase rights represented by this Warrant will, upon issuance in accordance herewith, be fully paid and non-assessable, and free from all liens and charges with respect to the issue thereof. During the period within which the purchase rights represented by the Warrant may be exercised, the Company will at all times have authorized and reserved, for the purpose of issuance upon exercise of the purchase rights represented by this Warrant, a sufficient number of shares of its Common Stock to provide for the exercise of the right represented by this Warrant.

         5. NO FRACTIONAL SHARES. No fractional shares shall be issued upon the exercise of this Warrant. In lieu thereof, a cash payment shall be made equal to such fraction multiplied by the fair market value of such shares of Common Stock as determined in good faith by the Company's Board of Directors.


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         6.       ADJUSTMENTS OF WARRANT PURCHASE PRICE AND NUMBER OF SHARES. If
there shall be any change in the Common Stock of the Company through merger, consolidation, reorganization, recapitalization, stock dividend, stock split or other change in the corporate structure of the Company, appropriate adjustments shall be made by the Board of Directors of the Company (or if the Company is not the surviving corporation in any such transaction, the Board of Directors of the surviving corporation) in the aggregate number and kind of shares subject to this Warrant, and the number and kind of shares and the price per share then applicable to shares covered by the unexercised portion of this Warrant.

         7. NO RIGHTS AS SHAREHOLDERS. This Warrant does not entitle the Holder to any voting rights or other rights as a shareholder of the Company prior to exercise of this Warrant and the payment for the Shares so purchased. Notwithstanding the foregoing, the Company agrees to transmit to the Holder such information, documents and reports as are generally distributed to holders of the capital stock of the Company concurrently with the distribution thereof to the shareholders. Upon valid exercise of this Warrant, the Holder or the Holder's designee, as the case may be, shall be deemed a shareholder of the Company.

         8. SALE OR TRANSFER OF THE WARRANT AND THE SHARES; LEGEND. The Warrant and the Shares shall not be sold or transferred unless either (i) they first shall have been registered under applicable securities laws, or (ii) such sale or transfer is exempt from the registration requirements of such laws. Each certificate representing any Warrant shall bear the legend set out on page 1 hereof. Each certificate representing any Shares shall bear a legend substantially in the following form, as appropriate:

         THE SHARES EVIDENCED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE IMPROPER SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO UNDER APPLICABLE SECURITIES LAWS OR PURSUANT TO AN EXEMPTION UNDER APPLICABLE SECURITIES LAWS.

         The Warrant and Shares may be subject to additional restrictions on transfer imposed under applicable state and federal securities law.

         9. MODIFICATIONS AND WAIVERS. This Warrant may not be changed, waived, discharged or terminated except by an instrument in writing signed by the party against which enforcement of the same is sought.

         10. NOTICES. Any notice, requires or other document required or permitted to be given or delivered to the Holder or the Company shall be delivered, or shall be sent by certified or registered mail, postage prepaid, to the Holder at its address shown on the books of the Company or in the case of the Company, at the address indicated therefor on the signature page of this Warrant, or, if different, at the principal office of the Company.


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         11.      LOSS, THEFT, DESTRUCTION OR MUTILATION OF WARRANT. The Company
covenants with the Holder that upon its receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant or any stock certificate and, in the case of any such loss, theft or destruction, of an indemnity or security reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant or stock certificate.

         12. BINDING EFFECT ON SUCCESSORS. This Warrant shall be binding upon any corporation succeeding the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets, and all of the obligations of the Company relating to the Shares issuable upon exercise of this Warrant shall survive the exercise and termination of this Warrant and all of the covenants and agreements of the Company shall inure to the benefit of the successors and assigns of the Holder.

         13. GOVERNING LAW. This Warrant shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Delaware.

         IN WITNESS WHEREOF, POLITICS.COM, INC. has caused this Warrant to be executed by its officer thereunto duly authorized.

                                  POLITICS.COM, INC.

                                  BY/s/ Howard R. Baer
                                    --------------------------------------------
                                     Howard R. Baer
                                     President

                                  Address:   Politics.com, Inc.
                                             632 Broadway
                                             Suite 301
                                             New York, NY 10012